UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 5, 2025

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, Avinger, Inc. (the “Company”) held its previously announced special meeting of stockholders (the “Special Meeting”) on January 24, 2025. On such date, the Company adjourned the Special Meeting to February 5, 2025 as it did not achieve a quorum and therefore was unable to transact business at the meeting.

On February 5, 2025, held its previously adjourned special meeting (the “Adjourned Meeting”). At the Adjourned Meeting, the Company’s stockholders voted on the proposals listed below, which were described in the Company’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on December 23, 2024.

Proposal 1 – Assignment and Dissolution: The proposal to approve an assignment for the benefit of creditors followed by a voluntary dissolution and liquidation pursuant to a plan of dissolution if the Company’s board of directors deems such action to be in its best interests and those of its stockholders, which approval shall include authorization for its board of directors to abandon such assignment and dissolution, was approved:

Votes For	Votes Against	Abstentions/Withheld	Broker Non-votes
4,259,833	325,613	60,450	-

Proposal No. 2 - Approval of the Adjournment of the Special Meeting: The adjournment of the Special Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposal was approved:

Votes For	Votes Against	Abstentions/Withheld	Broker Non-votes
4,277,336	314,869	53,691	-

The results reported above are final voting results. Due to the approval of Proposal No. 1, there was no need to adjourn the Adjourned Meeting. No other matters were considered or voted upon at the Adjourned Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: February 5, 2025	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski
Chief Executive Officer